Thrivent Partner All Cap Portfolio
SUMMARY PROSPECTUS
APRIL 30, 2018
This Summary Prospectus is designed to provide investors with key information about the Portfolio in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•	If you purchased shares of Thrivent Variable Portfolios through Thrivent Financial:
You can find the Portfolio’s prospectus and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com
•	If you purchased shares of Thrivent Variable Portfolios from a firm other than Thrivent Financial:
You can find the Portfolio’s prospectus and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information by calling or emailing your financial advisor.
The Portfolio’s prospectus and statement of additional information, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Partner All Cap Portfolio

Investment Objective
The investment objective of Thrivent Partner All Cap Portfolio (the "Portfolio") is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.16%
Total Annual Portfolio Operating Expenses	0.81%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Partner All Cap Portfolio	$83	$259	$450	$1,002
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Strategies
The Portfolio’s principal strategy for achieving its objective is normally to invest the Portfolio’s assets primarily in common stocks.
FIAM LLC (“FIAM”), the Portfolio’s subadviser, is not constrained by any particular investment style. At any given time, FIAM may tend to buy “growth” stocks or “value” stocks, or a combination of both types.
In buying and selling securities for the Portfolio, FIAM uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FIAM’s computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates, and financial condition.
FIAM may use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FIAM’s strategies do not work as intended, the Portfolio may not achieve its objective.
Principal Risks
The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objective.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the

Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks) often have a less liquid resale market. As a result, the Adviser or subadviser may have difficulty selling or disposing of securities quickly in certain markets or only be able to sell the holdings at prices substantially less than what the Adviser or subadviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small and Mid Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five-, and ten-year periods compared to a broad-based securities market index. The index is the S&P Composite 1500 Index, which combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index to cover approximately 90% of the U.S. market capitalization. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+15.71%
Worst Quarter:	Q4 '08	(20.90)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 29, 2017)
Thrivent Partner All Cap Portfolio	1 Year	5 Years	10 Years
	20.24%	14.17%	6.10%
S&P Composite 1500 Index (reflects no duduction for fees, expenses or taxes)	21.13%	15.74%	8.69%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), which has engaged FIAM LLC (“FIAM”) to subadvise the Portfolio.
Portfolio Manager(s)
Chander Willett is the Lead Portfolio Manager of this team. He generally oversees the Portfolio’s day-to-day investment activities. Chad Colman, Katharine O’Donovan, Ed Field, Andrew Swanson, Jody Simes, Chip Perrone, Hamish Clark, and Adam Benjamin are each analysts and Global Sector Team Leaders responsible for stock selection for certain sector(s) within the Portfolio.
Chander Willett has been associated with FIAM since 2006, and has over 19 years of investment industry experience. Prior to joining FIAM, Mr. Willett served as a senior analyst at Highline Capital Management, where he analyzed securities in all sectors of health care in both U.S. and international markets, including pharmaceuticals, medical devices, life sciences, and health care services. Mr. Willett has served as a portfolio manager of the Portfolio since April 2009. Chad Colman is a Global Sector Team Leader covering the Global Industrials Sector. Mr. Colman joined FIAM in 2009 as a research analyst for the Industrials sector. Prior to joining FIAM, Mr. Colman served as a senior analyst at RiverSource Investments (formerly American Express Financial Advisors). Mr. Colman has served as a portfolio manager of the Portfolio since April 2012. Katharine O’Donovan is a Global Sector Team Leader covering the Financials sector. Ms. O’Donovan joined FIAM in May 2008 as a research analyst for the European bank sector. Prior to joining FIAM, Ms. O’Donovan spent 10 years each on the buy side and sell side evaluating at European banks, and subsequently global financials. She was at First State Investments from 2007 through 2008 researching financials on the global team. From 1999 to 2007, she covered European banks including the UK at Credit Suisse Asset Management. From 1989 to 1999, she was a sell side analyst of European banks, at what is now Royal Bank of Scotland and Deutsche Bank. Ms. O’Donovan has served as a portfolio manager of the Portfolio since December 2013. Ed Field is a Global Sector Team Leader covering the Real Estate, Utilities, and Telecommunications sectors. Mr. Field joined FIAM in 2008 as a research analyst covering the telecommunications sector. Prior to joining FIAM, Mr. Field was a portfolio manager and a telecommunications analyst at Prudential in the UK for 10 years. Mr. Field has served as a portfolio manager of the Portfolio since December 2013. Andrew Swanson is a Global Sector Team Leader covering the Healthcare sector. Mr. Swanson joined FIAM in 2008 as a pharmaceutical analyst. Prior to joining FIAM, Mr. Swanson was a specialty pharmaceutical analyst at Citi Investment Research and before that he covered the European pharmaceutical sector at Citigroup in London. Mr. Swanson has served as a portfolio manager of the Portfolio since April 2014. Jody Simes is a Global Sector Team Leader and has managed the global materials sector portfolio since 2006 and was named the manager of the global energy sector portfolio in 2011. Prior to that, Mr. Simes covered the non-ferrous metals, chemicals, and fertilizer sectors, as well as Canadian telecommunications and software companies as an equity research analyst. He has also served as a technology sector specialist for Fidelity Management and Research Company and a fixed income trader for Fidelity Capital Markets. Mr. Simes has served as a portfolio manager of the Portfolio since April 2008. Chip Perrone is a Global Sector Team Leader covering the Consumer Discretionary sector. In October 2010, Mr. Perrone joined the consumer discretionary team. Before assuming the team lead role, his research focus had been U.S. automotive, gaming and lodging, household durables, cruise companies and Latin American consumer discretionary names. Prior to joining the consumer discretionary team, Chip was a member of the International Value portfolio management team at FIAM. His fundamental research coverage included the consumer discretionary, consumer staples, and health care sectors. Prior to joining FIAM in 2007, Mr. Perrone worked at DuPont

Capital Management for 17 years as a senior international equity analyst from 1998-2007. Mr. Perrone has served as a portfolio manager of the Portfolio since December 2013. Hamish Clark is a Global Sector Team Leader covering the Consumer Staples sector. Mr. Clark joined FIAM in 2008 as a research analyst covering the consumer staples sector. Prior to joining FIAM, Mr. Clark worked as a research analyst covering the European consumer sector at Insight Investment, the asset manager of HBOS Plc in London. Mr. Clark as served as a portfolio manager of the Portfolio since December 2013. Adam Benjamin is a Global Sector Team Leader covering the Technology sector. Prior to assuming his current role in 2014, Mr. Benjamin was a research analyst responsible for coverage of the semiconductor, semiconductor capital equipment, and solar end markets. Prior to joining Fidelity in 2011, Mr. Benjamin was a managing director at Jefferies & Company, Inc. since 2004 as the head of semiconductor equity research. Prior to joining Jefferies, he was a senior research associate at SG Cowen where he focused on the semiconductor space for nearly two years, after serving as a vice president in the technology M&A group at that firm for the preceding three years. Mr. Benjamin was also an associate in the Corporate Law department of Sullivan & Worcester. Mr. Benjamin has served as a portfolio manager of the Portfolio since April 2014.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial and Thrivent Life Insurance Company;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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